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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             June 10, 2004

                               SYNERGY 2000, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

          2815 Cox Neck Road, Chester, Maryland,              21619
         -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (888) 833-4248
                                                                  --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On or about June 10, 2004, Synergy 2000, Inc., (the "Company"), its wholly-owned subsidiary, MER Resorts, Inc., a Delaware corporation, and Myriad Golf Resort, Inc., an Alberta, Canada corporation ("Myriad"), mutually agreed to terminate the Agreement and Plan of Merger dated February 24, 2004, as amended by that certain First Amendment dated as of March 24, 2004 whereby the Company agreed to sell control of the Company to Myriad. Termination resulted from the complexity involved in restructuring the transaction in light of potential tax consequences to the Myriad stockholders.

         On June 22, 2004, the Company entered into the Securities Purchase Agreement (the "Purchase Agreement") with Scott Hawrelechko, whereby the Company agreed to sell to Mr. Hawrelechko, an aggregate of 22,000,000 shares of the Company's Common Stock (the "Shares") representing control of the Company in consideration for the sale, transfer and assignment by Mr. Hawrelechko of certain assets including a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company.

           The sale of the Shares to Mr. Hawrelechko will not be registered under the Securities Act of 1933, as amended (the "Act"), but will be made in reliance upon an exemption from the Act's registration requirements. The Company filed an Information Statement on June 23, 2004 with the Securities and Exchange Commission pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, describing the contemplated transaction. For convenience, a copy of the Purchase Agreement is filed herewith electronically.

           The closing of the transaction has been approved by the Company's Board of Directors. The closing of the transaction is subject to the approval of the stockholders of Synergy and customary closing conditions. Holders of more than 67% of the Common Stock of Synergy have voted by written consent in favor of the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

Exhibit Number     Description                                 Location
--------------     -----------                                 --------

     2.1           Securities Purchase Agreement               Filed herewith
                   dated June 22, 2004                         electronically

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               SYNERGY 2000, INC.
                                               ------------------
                                               (Registrant)

Date: June 23, 2004                                   By: /s/ Eli Dabich, Jr.
                                                   ---------------------------
                                                   Eli Dabich, Jr.,
                                                   President

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